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                                  May 31, 2001

                       Statement of Additional Information

                          As Amended February 11, 2002

                       Smith Barney Allocation Series Inc.

           High Growth Portfolio            Balanced Portfolio

           Growth Portfolio                 Conservative Portfolio

           Global Portfolio                 Income Portfolio

            7 World Trade Center, New York, New York 10048
                                 (800) 451-2010

This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Allocation Series Inc. (the "Allocation Series" or the "fund") (formerly known as Smith Barney Concert Allocation Series Inc.) dated May 31, 2001 for Class A, Class B, Class L, Class Y and Class Z shares of the Global Portfolio, High Growth Portfolio, Growth Portfolio, Balanced Portfolio, Conservative Portfolio and Income Portfolio (individually, a "portfolio" and collectively, the "portfolios"), as amended or supplemented from time to time (collectively the "prospectus"), and should be read in conjunction therewith.

The Allocation Series currently offers nine investment portfolios, six of which are described herein. Each portfolio seeks to achieve its objective by investing in a number of open-end management investment companies or series thereof ("underlying funds") for which Salomon Smith Barney Inc. ("Salomon Smith Barney") now or in the future acts as principal underwriter or for which Salomon Smith Barney, Smith Barney Fund Management LLC ("SBFM" or the "manager") (formerly known as SSB Citi Fund Management LLC) or Travelers Investment Management Company ("TIMCO") now or in the future acts as investment adviser. The prospectus may be obtained from a Salomon Smith Barney Financial Consultant or a PFS Investments registered representative, a broker-dealer, financial intermediary, financial institution, (each called a "Service Agent") or by writing or calling the Allocation Series at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

CONTENTS                                                                    Page
                                                                            ----

Why Invest in the Allocation Series .......................................   2
Directors and Executive Officers of the Allocation Series .................   2
Investment Objectives, Management Policies and Risk Factors ...............   4
Additional Risk Factors ...................................................  21
Investment Restrictions ...................................................  26
Portfolio Turnover ........................................................  29
Purchase of Shares ........................................................  29
Redemption of Shares ......................................................  38
Exchange Privilege ........................................................  41
Taxes .....................................................................  43
Performance ...............................................................  46
Valuation of Shares .......................................................  54
Investment Management and Other Services ..................................  54
Additional Information About the Portfolios ...............................  65

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Financial Statements ......................................................  68
Appendix - Ratings of Debt Obligations .................................... A-1

                       WHY INVEST IN THE ALLOCATION SERIES

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The portfolios are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers, are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification. The portfolios may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including IRAs, 401(k) corporate employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans.

     Each of the portfolios invests in a select group of underlying funds suited to the portfolio's particular investment objective. The allocation of assets among underlying funds within each portfolio is determined by SBFM according to fundamental and quantitative analysis. Because the assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a portfolio's investments among underlying funds. The Allocation Series is not designed as a market timing vehicle, but rather as a simple and conservative approach to helping investors meet retirement and other long-term goals.

            DIRECTORS AND EXECUTIVE OFFICERS OF THE ALLOCATION SERIES

Overall responsibility for management and supervision of the fund rests with the fund's Board of Directors. The Directors approve all significant agreements between the portfolios and the companies that furnish services to the portfolios, including agreements with the portfolios' distributor, investment adviser, custodian and Transfer Agent. The day-to-day operations of the portfolios are delegated to the portfolios' manager, SBFM.

The names of the directors and executive officers of the Allocation Series, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of the Allocation Series, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

     Walter E. Auch, Director (Age 80). Consultant to companies in the financial services industry; Director of Brinson Partners; Nicholas-Applegate (each a registered investment adviser); Legend Properties, a real estate management company; Banyan Realty Trust; and Banyan Land Fund II. Director or trustee of 2 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 6001 N. 62nd Place, Paradise Valley, Arizona 85253.

     Martin Brody, Director (Age 79). Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Industries, Inc. Director or trustee of 21 investment companies associated with Citigroup. His address is c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

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     H. John Ellis, Jr., Director (Age 74). Retired. Director or trustee of 2 investment companies associated with Citigroup. His address is 858 East Crystal Downs Drive, Frankfort, Michigan 49635.

     Stephen E. Kaufman, Director (Age 69). Attorney. Director or trustee of 13 investment companies associated with Citigroup. His address is 277 Park Avenue, New York, New York 10172.

     Armon E. Kamesar, Director (Age 74). Chairman of TEC, an international organization of Chief Executive Officers; Trustee, U.S. Bankruptcy Court. Director or trustee of 2 investment companies associated with Citigroup. His address is 7328 Country Club Drive, La Jolla, California 92037.

     *Heath B. McLendon, Chairman of the Board (Age 68). Managing Director of Salomon Smith Barney, and President of SBFM and TIA. Mr. McLendon also serves as Chairman or Co-Chairman of 77 investment companies associated with Citigroup. His address is 7 World Trade Center, New York, New York 10048.

     Lewis E. Daidone, Senior Vice President and Treasurer (Age 43). Managing Director of Salomon Smith Barney; Director and Senior Vice President of SBFM and TIA. Mr. Daidone also serves as Senior Vice President or Executive Vice President and Treasurer of 83 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

     Jay Gerken, Vice President and Investment Officer (Age 49). Managing Director of Salomon Smith Barney and portfolio manager of four investment companies associated with Citigroup. His address is 7 World Trade Center, New York, New York 10048.

     Irving David, Controller (Age 40). Director of Salomon Smith Barney. Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; His address is 125 Broad Street, New York, New York 10004.

     Christina T. Sydor, Secretary (Age 50). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SBFM and TIA. Ms. Sydor also serves as Secretary of 61 investment companies associated with Citigroup. Her address is 7 World Trade Center, New York, New York 10048.

Each Director also serves as a director, trustee, consultant and/or general partner of certain other mutual funds for which Salomon Smith Barney serves as the principal distributor. As of May 11, 2001, the Directors and officers of the portfolios, as a group, owned less than 1.00% of the outstanding common stock of the portfolios.

No officer, director or employee of Salomon Smith Barney, PFS Distributors Inc. ("PFS") or any of their affiliates will receive any compensation from the Allocation Series for serving as an officer or director of the Allocation Series. The Allocation Series pays each director who is not an officer, director or employee of Salomon Smith Barney or PFS or any of their affiliates a fee of $10,000 per annum plus $100 per portfolio per meeting attended and reimburses travel and out-of-pocket expenses. In addition, each such director is paid $100 per telephonic meeting attended. By the end of the calendar year in which a Director attains the age of 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they receive 50% of the annual retainer fee and meeting fees otherwise applicable to the Allocation Series' Directors. All Directors are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings. . For the fiscal year ended January 31, 2001, the directors were reimbursed, in the aggregate, $10,355 for travel and out-of-pocket expenses.

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The following table shows the compensation paid by Allocation Series to each incumbent Director for the fiscal year ended January 31, 2001:

------------------------------------------------------------------------------------------------------------------
                                                       Pension or
                                  Aggregate            Retirement                                   Total
                                 Compensation           Benefits               Total                Number
                                     from              Accrued as           Compensation           of Funds
                                  Allocation             Expense                From              Served in
Name                                Series        of Allocation Series     Fund Complex**          Complex
------------------------------------------------------------------------------------------------------------------
Heath B. McLendon*                    None                None                   None                 77
------------------------------------------------------------------------------------------------------------------
Walter Auch                        $18,100                None                $52,800                  2
------------------------------------------------------------------------------------------------------------------
Martin Brody                        15,900                None                132,950                 21
------------------------------------------------------------------------------------------------------------------
H. John Ellis                       19,200                None                 54,900                  2
------------------------------------------------------------------------------------------------------------------
Armon E. Kamesar                    19,300                None                 55,100                  2
------------------------------------------------------------------------------------------------------------------
Stephen E. Kaufman                  19,300                None                114,400                 13
------------------------------------------------------------------------------------------------------------------

*  Designates "interested director" of Allocation Series.
** As of December 31, 2000.

INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

The Allocation Series is an open-end, non-diversified management investment company. The prospectus discusses the investment objectives of the portfolios and each of the underlying funds in which the portfolios may invest. In pursuing their investment objectives and policies, each of the underlying funds is permitted to engage in a wide-range of investment policies. Because the portfolios invest in the underlying funds, shareholders of each portfolio will be affected by these investment policies in direct proportion to the amount of assets each portfolio allocates to the underlying funds pursuing such policy. This section contains supplemental information concerning the types of securities and other instruments in which the underlying funds may invest (and repurchase agreements in which the portfolios and/or the underlying funds may invest), the investment policies and portfolio strategies the underlying funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the portfolios or the underlying funds will be achieved.

The Articles of Incorporation of the Allocation Series permit the Board of Directors to establish additional portfolios of the Allocation Series from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios are established and may differ from those set forth in the prospectus and this SAI.

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EQUITY SECURITIES

Common Stocks. Certain of the underlying funds invest primarily in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Certain of the underlying funds invest in preferred stocks which, like debt obligations, have characteristics similar to fixed-income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Investments. The portfolios will each invest in certain underlying funds that invest all or a portion of their assets in securities of non-U.S. issuers. Foreign investments include non-dollar denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as American Depositary Receipts). Investors should recognize that investing in foreign companies involves certain considerations which are not typically associated with investing in U.S. issuers. Since certain underlying funds will be investing in securities denominated in currencies other than the U.S. dollar, and since certain funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gain, if any, to be distributed to shareholders by the fund.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic conditions and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the U.S. and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the U.S. and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Securities held by an underlying fund may not be registered with, nor the issuers thereof be subject to

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reporting requirements of, the Securities and Exchange Commission (the "SEC").
Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the fund, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Certain underlying funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold.

The interest and dividends payable on a fund's foreign securities may be subject to foreign withholding taxes, and the general effect of these taxes will be to reduce the fund's income. Additionally, the operating expenses of a fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a portfolio investing in such fund.

American, European and Continental Depositary Receipts. Certain of the underlying funds may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign corporation. EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies evidencing ownership of either foreign or domestic securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and CDRs are designed for use in European securities markets.

Warrants. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

FIXED-INCOME SECURITIES

General. Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds.

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The market value of the fixed-income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Certain of the underlying funds may invest only in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody's Investors Service ("Moody's") (Aaa or Aa) or Standard & Poor's Ratings Group ("S&P") (AAA or AA). High grade securities are those rated in the three highest categories by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A). Investment-grade securities are those rated in the four highest categories by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB). Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make principal and interest payments than is the case with higher grade securities.

High Yield Securities. Certain of the underlying funds may invest in securities rated below investment grade; that is rated below Baa by Moody's or BBB by S&P, or determined by the underlying fund's adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See the Appendix for additional information on the bond ratings by Moody's and S&P.

Convertible Securities. Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible

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securities entail less credit risk than the issuer's common stock.

Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar nonconvertible securities.

Money Market Instruments. Money market instruments include: U.S. government securities; certificates of deposit ("CDs"), time deposits ("TDs") and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

U.S. Government Securities. U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities include not only direct obligations of the U.S. Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC"), are mortgage-related securities. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a portfolio or an underlying fund will invest in obligations issued by such an instrumentality only if its investment adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the portfolio or the underlying fund, as the case may be.

Mortgage-related Securities. The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers,

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such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the U.S. government. GNMA, the principal guarantor of such securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the U.S. government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the U.S., the stock of which is owned by Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, certain of the underlying funds, consistent with their investment objective and policies, may consider making investments in such new types of securities.

Foreign Government Securities. Among the foreign government securities in which certain underlying funds may invest are those issued by countries with developing economies, which are countries in the initial stages of their industrialization cycles. Investing in securities of countries with developing economies involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability than those of developed countries. The markets of countries with developing economies historically have been more volatile than markets of the more mature economies of developed countries, but often have provided higher rates of return to investors.

Brady Bonds. Certain of the underlying funds may invest in Brady bonds which are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multinational institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). Brady bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms including liberalization of trade and foreign investment, privatization of state-owned enterprises and establishing targets for public spending and borrowing.

Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the underlying fund's investment adviser to be of comparable quality.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to `value recovery payments" in certain circumstances, which constitute supplemental interest payments but generally are not collateralized. Certain Brady bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds.

Bank Obligations. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of CDs of each held by the fund) and are subject to Federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may

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determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs") represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the underlying funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the fund's adviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

INVESTMENT PRACTICES

In attempting to achieve its investment objective, an underlying fund may employ, among others, the following portfolio strategies.

Repurchase Agreements. The portfolios and the underlying funds may purchase securities and concurrently enter into repurchase agreements with certain member banks which are the issuers of instruments acceptable for purchase by the portfolio or the underlying fund, as the case may be, and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a portfolio's or an underlying fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio or underlying fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

When-issued Securities and Delayed-delivery Transactions. To secure an advantageous price or yield, certain of the underlying funds may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by an underlying fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, an underlying fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public's perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund's payment obligations).

Lending of Portfolio Securities. Certain of the underlying funds have the ability to lend portfolio securities to brokers, dealers and other financial organizations. A fund will not lend portfolio securities to Salomon Smith Barney unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities which are maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, an underlying fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party which is unaffiliated with the fund and is acting as a "finder."

By lending its securities, an underlying fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A fund will comply with the following conditions whenever its portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment in the loaned securities occurs, the fund's trustees or directors, as the case may be, must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by each underlying fund's investment adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Short Sales. Certain of the underlying funds may from time to time sell securities short. A short sale is a transaction in which the fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

When a fund makes a short sale, the proceeds it receives from the sale are retained by a broker until the fund replaces the borrowed securities. To deliver the securities to the buyer, the fund must arrange through a broker to borrow the securities and, in so doing, the fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

Short Sales Against the Box. Certain of the underlying funds may enter into a short sale of common stock such that when the short position is open the fund involved owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as "against the box," will be entered into by a fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when the fund delivers the convertible securities to close out its short position. Although prior to delivery a fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with their custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted Securities. Certain of the underlying funds may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on a national securities exchange that are not subject to restrictions on resale. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements. Certain underlying funds may enter into reverse repurchase agreements with banks or broker-dealers. A reverse repurchase agreement involves the sale of a money market instrument held by an underlying fund coupled with an agreement by the fund to repurchase the instrument at a stated price, date and interest payment. The fund will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time.

An underlying fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. Entry into such agreements requires the creation and maintenance of a segregated account with the fund's custodian consisting of U.S. government securities, cash or cash equivalents.

Leveraging. Certain of the underlying funds may from time to time leverage their investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund's asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the underlying fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate a fund's net investment income in any given period.

DERIVATIVE TRANSACTIONS

Derivative transactions, including the options and futures transactions described below, are used for a number of reasons including: to manage exposure to changes in interest rates, stock and bond prices and foreign currencies; as an efficient means of adjusting overall exposure to certain markets; to adjust duration; to enhance income; and to protect the value of portfolio securities. Options and futures can be volatile instruments, and involve certain risks. If the adviser to the underlying fund applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures strategies may lower the underlying fund's return. Further losses could also be experienced if the options and futures positions held by an underlying fund were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Certain of the underlying funds may enter into stock index, interest rate and currency futures contracts (or options thereon, including swaps, caps, collars and floors). Certain underlying funds may also purchase and sell call and put options, futures and options contracts.

Options On Securities. Certain of the underlying funds may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected) . Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an underlying fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. An underlying fund with option-writing authority may write (a) in-the-money call options when its investment adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. A fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an underlying fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") or similar foreign clearing corporation and of the securities exchange on which the option is written.

Certain underlying funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, "spread" options, "knock-out" options, "knock-in" options and "average rate" or "look-back" options. "Spread" options are dependent upon the difference between the price of two securities or futures contracts, "knock-out" options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, "knock-in" options only have value if the price of the underlying asset reaches a trigger level and, "average rate" or "look-back" options are options where, at expiration, the option's strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options on U.S. or foreign exchanges and in the over-the-counter market.

An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether the fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the fund initially paid for the original option plus the related transaction costs.

Although an underlying fund generally will purchase or write only those options for which its adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered inadequate certain facilities of the Clearing Corporation and U.S. and foreign securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect a closing transaction in a particular option. If as a covered call option writer a fund is unable to effect closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the underlying fund with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an underlying fund that are deemed covered by virtue of the fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, an underlying fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options. Certain of the underlying funds may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or a narrower market index such as the Standard & Poor's 100.

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Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options currently are quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

An underlying fund will engage in stock index options transactions only when determined by its adviser to be consistent with the fund's efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Currency Transactions. Certain of the underlying funds may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

Transaction hedging is the purchase or sale of forward currency contracts with respect to a specific receivable or payable of the fund generally arising in connection with the purchase or sale of its securities. Position hedging, generally, is the sale of forward currency contracts with respect to portfolio security positions denominated or quoted in the currency. A fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the security or securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward currency contract) into that particular currency, except that certain underlying funds may utilize forward currency contracts denominated in the European Currency Unit to hedge portfolio security positions when a security or securities are denominated in currencies of member countries in the European Monetary System. If a fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward currency contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided that such covering contract is itself covered by any one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the fund cash or readily marketable securities in an amount equal to the value of the fund's total assets committed to the consummation of the forward currency contract and not otherwise covered. In the case of transaction hedging, any securities placed in an account must be liquid securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the relevant fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options. Certain underlying funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts. The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by a fund, an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the fund.

Certain of the underlying funds may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation. However, the International Equity Portfolio and the International Balanced Portfolio may also enter into futures transactions for non-hedging purposes, subject to applicable law. The ability of the funds to trade in futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company.

No consideration is paid or received by a fund upon entering into a futures contract. Initially, a fund will be required to deposit with its custodian an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as initial margin, is in the nature of a performance bond or good faith deposit on the contract and is returned to a fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made daily as the price of the securities, currency or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, a fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

Several risks are associated with the use of futures contracts as a hedging device. Successful use of futures contracts by a fund is subject to the ability of its adviser to predict correctly movements in interest rates, stock or bond indices or foreign currency values. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities, currency or index and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or currency values.

There is no assurance that an active market will exist for future contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a fund has hedged against the possibility of a change in interest rates or currency or market values adversely affecting the value of securities held in its portfolio and rates or currency or market values move in a direction opposite to that which the fund has anticipated, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund's adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund's trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swap Agreements. Among the hedging transactions into which certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest, on a notional principal amount from the party selling such interest rate floor.

Certain underlying funds may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the investment adviser and the fund believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with PNC Bank. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking funds acting both as principals and as agents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

ADDITIONAL RISK FACTORS

Investment in Other Mutual Funds. The investments of each portfolio are concentrated in underlying funds so each portfolio's performance is directly related to the investment performance of the underlying funds held by it. The ability of each portfolio to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by SBFM. There can be no assurance that the investment objective of any portfolio or any underlying fund will be achieved. The portfolios will only invest in Class Y shares of the underlying Smith Barney funds and, accordingly, will not pay any sales loads or 12b-1 or service or distribution fees in connection with their investments in shares of the underlying funds. The portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Smith Barney funds that are applicable to Class Y shareholders. The investment returns of each portfolio, therefore, will be net of the expenses of the underlying funds in which it is invested.

Non-Diversified Portfolios. Each portfolio and certain of the underlying funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified investment company, each such company is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such company may be subject to greater risk with respect to its individual portfolio than an investment company that is more broadly diversified.

Securities of Unseasoned Issuers. Securities in which certain of the underlying funds may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Sovereign Debt Obligations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repaying principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady bonds, is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government.

Brady Bonds. A significant amount of the Brady bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady bonds. In the event of a default on collateralized Brady bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady bonds, investments in Brady bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady bonds and other foreign sovereign debt securities in which the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the

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

amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the U.S. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the U.S.

Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies during the transition period; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

Mortgage-Related Securities. To the extent an underlying fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid. The underlying fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the fund's adviser believes it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund's adviser deems representative of its value, the value of the underlying fund's net assets could be adversely affected.

High Yield Securities. An underlying fund may invest in high yield, below investment grade securities. Investments in high yield securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before investing in these funds.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund's shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Repurchase Agreements. Repurchase agreements, as utilized by an underlying fund or a portfolio of the Allocation Series, could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the ability of an underlying fund or a portfolio to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which an underlying fund or a portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements. Certain of the underlying funds may engage in reverse repurchase agreement transactions with banks, brokers and other financial institutions. Reverse repurchase agreements involve the risk that the market value of the securities sold by the underlying fund may decline below the repurchase price of the securities.

Lending of Portfolio Securities. The risks in lending portfolio securities, like those associated with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the adviser to the underlying fund to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

When-Issued Securities and Delayed-Delivery Transactions. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Leverage. Certain of the underlying funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of a fund's shares and in a fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used.

Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the underlying fund.

Indexed Securities. Certain of the underlying funds may invest in indexed securities, including inverse floaters, whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause a fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause a fund's net asset value per share to decrease faster than would otherwise be the case.

Swap Agreements. As one way of managing their exposure to different types of investments, certain of the underlying funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. Swap agreements can be highly volatile and may have a considerable impact on a fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers. As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

INVESTMENT RESTRICTIONS

The Allocation Series has adopted the following fundamental investment restrictions for the protection of shareholders. Under the 1940 Act, a fundamental policy of a portfolio may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the portfolio. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions listed below (other than with respect to (1) below) apply at the time of purchases of securities.

The investment policies adopted by the Allocation Series prohibit a portfolio from:

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

          1. Borrowing money except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

          2. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

          3. Engaging in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

          4. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein;
               (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the portfolio's investment objective and policies); or (d) investing in real estate investment trust securities.

          5. Issuing "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

The portfolios have also adopted certain non-fundamental investment restrictions that may be changed by the portfolios' Board of Directors at any time. Accordingly the portfolios are prohibited from:

          1.   Purchasing securities on margin.

          2.   Making short sales of securities or maintaining a short position.

          3. Pledging, hypothecating, mortgaging or otherwise encumbering more than 33-1/3% of the value of a portfolio's total assets.

          4. Investing in oil, gas or other mineral exploration or development programs.

          5. Writing or selling puts, calls, straddles, spreads or combinations thereof.

          6. Purchasing restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable.
                                                                              27

          7. Purchasing any security if as a result the portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years (except for underlying funds).

          8. Making investments for the purpose of exercising control or management.

          9. Purchasing or retaining securities of any company if, to the knowledge of the Allocation Series, any officer or director of the Allocation Series or SBFM individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of such securities.

Notwithstanding the foregoing investment restrictions, the underlying funds in which the portfolios invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby permitting a portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its SAI.

Under Section 12d(l)(G) of the 1940 Act, each portfolio may invest substantially all of its assets in the underlying funds.

Because of their investment objectives and policies, the portfolios will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the portfolios' investment programs set forth in the prospectus, each of the portfolios may invest more than 25% of its assets in certain underlying funds. However, each of the underlying funds in which each portfolio will invest (other than the Smith Barney Money Funds - Cash Portfolio) will not concentrate more than 25% of its total assets in any one industry. The Smith Barney Money Funds - Cash Portfolio will invest at least 25% of its assets in obligations issued by banks.

PORTFOLIO TURNOVER

Each portfolio's turnover rate is not expected to exceed 25% annually. Under certain market conditions, a portfolio may experience high portfolio turnover as a result of its investment strategies. A portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying funds in response to market conditions, and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the Prospectus.

The portfolio turnover for the two most recent fiscal years for each portfolio is contained in the following table:

                                Fiscal Year                Fiscal Year
Name of Portfolio               Ended 1/31/01              Ended 01/31/00
-----------------               -------------              --------------
High Growth Portfolio                9%                         2%
Global Portfolio                    10%                         0%
Growth Portfolio                     9%                         2%
Balanced Portfolio                   5%                         4%
Conservative Portfolio               1%                         3%
Income Portfolio                     0%                         4%

The turnover rates of the underlying funds have ranged from 1% to 280% during their most recent fiscal years. There can be no assurance that the turnover rates of these funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

PURCHASE OF SHARES

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

-------------------------------------------------------------------------------------------------------------------
                          High Growth                                   Conservative
                           Portfolio,                                   Portfolio and
                             Global                                     Income
                           Portfolio,                                   Portfolio **
                             Growth
                         Portfolio and
                            Balanced
                          Portfolio *
-------------------------------------------------------------------------------------------------------------------
Amount of Investment    Sales Charge as  Sales Charge  Broker/Dealer    Sales Charge as  Sales       Broker/Dealer
                        % of Offering    as % of       Commission as    % of Offering    Charge as   Commission
                        Price            Amount        % of Offering    Price            % of        as % of
                                         Invested      Price                             Amount      Offering
                                                                                         Invested    Price
-------------------------------------------------------------------------------------------------------------------
Less than $25,000       5.00%            5.26%         4.50%            4.50%            4.71%       4.05%
-------------------------------------------------------------------------------------------------------------------
$ 25,000 - 49,999       4.25             4.44          3.83             4.00             4.17        3.60
-------------------------------------------------------------------------------------------------------------------
50,000 - 99,999         3.75             3.90          3.38             3.50             3.63        3.15
-------------------------------------------------------------------------------------------------------------------
100,000 - 249,999       3.25             3.36          2.93             2.50             2.56        2.25
-------------------------------------------------------------------------------------------------------------------
250,000 - 499,999       2.75             2.83          2.48             1.50             1.52        1.35
-------------------------------------------------------------------------------------------------------------------
500,000 - 999,999       2.00             2.04          1.80             -0-                -0-         -0-
-------------------------------------------------------------------------------------------------------------------
1,000,000 and over      -0-              -0-           Up to 1.00 ***   -0-                -0-         -0-
-------------------------------------------------------------------------------------------------------------------

* You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

** You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%

*** The distributor pays up to 1.00% to Service Agents.

The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002 purchases of Class L shares by investors who were holders of Class C shares of the portfolio and/or other Smith Barney funds on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000.

Class Z Shares. Class Z Shares are sold without an initial sales charge or deferred sales charge and are currently offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney or any of its affiliates ("Qualified Plans") and to certain unit investment trusts ("UIT) sponsored by Salomon Smith Barney or any of its affiliates.

General

Investors in Class A, Class B, and Class L shares may open an account by making an initial investment in a portfolio of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000.

Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial and subsequent investment requirement for Class A, Class B, and Class L shares and the subsequent investment requirement for all Classes in a portfolio is $25. For shareholders purchasing shares of a portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of a portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B, and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unit holders who invest distributions from a UIT sponsored by Salomon Smith Barney, directors or trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The portfolios reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by PFPC Global Fund Services ("PFPC"), a sub-transfer agent or PFS Shareholder Services ("PFS Shareholder Services"), a sub-transfer agent. Share certificates are issued only upon a shareholder's written request to PFPC or PFS Shareholder Services.

Salomon Smith Barney Accounts. Purchases of shares of each portfolio must be made through a brokerage account maintained with a Service Agent. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the funds through the Citi Fiduciary Trust Company (the "Transfer Agent"). When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class B, Class L, or Class Y shares. Salomon Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are not subject to a maintenance fee.

PFS Investments Accounts. The portfolios offer two Classes of shares to investors purchasing through PFS Investments: Class A shares and Class B shares.

Initial purchases of shares of each portfolio must be made through a PFS Investments Registered Representative by completing the appropriate application found in this Prospectus. The completed application should be forwarded to PFS Shareholder Services, P.O. Box 105033, Atlanta, Georgia 30348. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PFS Shareholder Services. In processing applications and investments, PFS Shareholder Services acts as agent for the investor and for PFS Investments and also as agent for PFS, in accordance with the terms of the Prospectus. If the Transfer Agent ceases to act as such, a successor company named by the Allocation Series will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by PFS Shareholder Services. Share certificates are issued only upon a shareholder's written request to PFS Shareholder Services. A shareholder who has insufficient funds to complete any purchase, will be charged a fee of $30 per returned purchase by PFS Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts), or $250 for an IRA or a Self-Employed Retirement Plan in a portfolio. Subsequent investments of at least $50 may be made for each Class. For participants in retirement plans qualified under
Section 403(b)(7) or Section

401(a) of the Code, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class in the portfolios is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The portfolios reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the Transfer Agent or PFS Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Upon completion of certain automated systems, initial purchases of a portfolio's shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact PFS Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact PFS Shareholder Services at
(800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information will be able to make additions to their accounts at any time. Shareholders should contact PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent telephone investments by any person in his account, he should decline the telephone transaction option on the account application. The minimum subsequent telephone investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize PFS Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by PFS Shareholder Services. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of up to $30 by PFS Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach PFS Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the portfolios' regular subsequent investment procedure described above.

PFS may pay its Registered Representatives an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS Investments. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

In addition, Class A shares of a portfolio may be purchased at net asset value by the PFS Primerica Corporation Savings and Retirement Plan (the "Primerica Plan") for its participants, subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Class A shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class A shares are also offered at net asset value to accounts opened for shareholders by PFS Investments Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than PFS, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Allocation Series, and the shareholder paid an initial sales charge and was not subject to a deferred sales charge on the redeemed account. Class A shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. A portfolio may terminate, or amend the terms of, offering shares of such portfolio at net asset value to such persons at any time. PFS may pay PFS Investments Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than PFS. Contact PFS Shareholder Services at (800) 544-5445 for further information and appropriate forms.

An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request. A $10 fee for each tax form will be assessed.

Additional information regarding PFS Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders can invest at least $25 on a monthly basis or at least $50 on a quarterly basis (not available to PFS accounts) to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or PFS Investments. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Allocation Series or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated portfolios including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual portfolio which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and
(iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a portfolio (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs; and (k) purchases by 401(k) plans sponsored by Citigroup or its affiliates. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of a portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the portfolio and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge table in "Purchase of Shares - Sales Charge Alternatives - Class A Shares" includes (i) all Class A shares of a portfolio and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares which paid an initial sales charge previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Service Agent or the Transfer Agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. For each of the portfolios, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a portfolio and agree to purchase a total of $15,000,000 of Class Y shares of a portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the portfolio's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.

Volume Discounts. The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; and (e) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of a portfolio for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Service Agent.

Deferred Sales Charge Provisions

"Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and
(c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares which are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Salomon Smith Barney Retirement Programs."

------------------------------------------------------------------------------------------------------------------
                                Deferred Sales Charge
                                ----------------------------------------------------------------------------------
                                Conservative Portfolio and                    High Growth Portfolio, Global
Year Payment Was                Income Portfolio                              Portfolio, Growth Portfolio and
Made Since Purchase                                                           Balanced Portfolio
------------------------------------------------------------------------------------------------------------------
First                                          4.50%                                     5.00%
Second                                         4.00                                      4.00
Third                                          3.00                                      3.00
Fourth                                         2.00                                      2.00
Fifth                                          1.00                                      1.00
Sixth and thereafter                           0.00                                      0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any deferred sales charge, it will be assumed that redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other portfolios. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan') (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of a portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by a Service Agent or by the Transfer Agent) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs. You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. Each portfolio offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the Class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a Class of shares is chosen, all additional purchases must be of the same Class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the Class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least
--------------
$1 million.

Class L Shares. Class L shares may be purchased by plans investing less than $1
--------------
million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Service Agent or the Transfer Agent.

Retirement Programs Opened On or After June 21, 1996. If, at the end of the
----------------------------------------------------
fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a
-------------------------------------------------
participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same portfolio. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same portfolio regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same portfolio. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of a portfolio through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Service Agent.

REDEMPTION OF SHARES

The Allocation Series is required to redeem the shares of each portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any requests for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Allocation Series' Transfer Agent receives further instructions from a Service Agent or if the shareholder's account is not with a Service Agent, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances.

Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

a.       Salomon Smith Barney Accounts

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Service Agent. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

      Smith Barney Allocation Series Inc./[Name of Portfolio]
      Class A, B, L or Y (please specify)
      c/o PFPC Global Fund Services
      P.O. Box 9699
      Providence, RI  02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the applicable sub-transfer agent. Any signature required in connection with a redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend or holiday closings), (b) when trading in markets a portfolio normally utilizes is restricted, or an emergency, as determined by the SEC, exists so that disposal of a portfolio's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a portfolio's shareholders.

Telephone Redemption and Exchange Program. Shareholders who do not have a Salomon Smith Barney brokerage account may be eligible to redeem and exchange portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact a sub-transfer agent at
(800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the applicable sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Allocation Series.)

Redemptions. Redemption requests of up to $50,000 of any Class or Classes of a portfolio's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or be a correspondent of a member bank. The Allocation Series reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's portfolio account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Allocation Series nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Allocation Series and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Allocation Series reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

b.   PFS Investments Accounts

Shareholders may redeem for cash some or all of their shares of a portfolio at any time by sending a written request in proper form directly to a sub-transfer agent, PFS Shareholder Services, at P.O. Box 105033, Atlanta, Georgia 30348-5033. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact PFS Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 45 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFS Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize PFS Shareholder Services Telephone Redemption service to redeem his or her account as long as they have authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline the telephone transaction option on the account application. The telephone redemption option can be used only if:
(a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 45 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach PFS Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Allocation Series' regular redemption procedure described above.

A shareholder may utilize PFS Shareholder Services FAX to redeem the shareholder's account as long as a signature guarantee or other documentary evidence is not required. Redemption requests should be properly signed by all owners of the account and faxed to PFS Shareholder Services at (800) 554-2374. Facsimile redemptions may not be available if the shareholder cannot reach PFS Shareholder Services by FAX, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular redemption procedure described above. Facsimile redemptions received by PFS Shareholder Services prior to 4:00 p.m. Eastern time on a regular business day will be processed at the net asset value per share determined that day.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. PFS Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $ 10,000 and who wish to receive specific amounts of cash of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of a portfolio. Withdrawals may be made under the Withdrawal Plan by redeeming as many shares of a portfolio as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholders' investment in a portfolio, there will be a reduction in the value of the shareholder's account and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in a portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the portfolio. Withdrawal Plans should be set up with a Service Agent. Shareholders who purchase shares directly through a sub-transfer agent may continue to do so and applications for participation in the Withdrawals Plan must be received by the applicable sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

EXCHANGE PRIVILEGE

Shares of each Class of a portfolio may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by a portfolio, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the portfolio that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the portfolio that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the available Smith Barney Mutual Funds may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege. The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. Salomon Smith Barney and PFS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Salomon Smith Barney Accounts - Telephone Redemptions and Exchange Program and PFS Investments Accounts." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the portfolio being acquired is identical to the registration of the shares of the portfolio exchanged, no signature guarantee is required. An exchange involves a taxable redemption of shares, subject to the tax treatment described in "Taxes", followed by a purchase of shares of a different portfolio. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired.

The portfolios are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a portfolio and its shareholders. Accordingly, if the portfolio's management, in its sole discretion, determines that an investor is engaged in excessive trading, the portfolio, with or without prior notice, may temporarily or permanently terminate the availability to that investor of portfolio exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The portfolios may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the portfolio will take no other action with respect to the shares until it receives further instructions from the investor. The portfolios' policy on excessive trading applies to investors who invest in a portfolio directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

     During times of drastic economic or market conditions, the portfolios may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase another portfolio's or fund's shares. In such a case, the redemption request would be processed at the portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the portfolio or fund being purchased formally accepts the order, which may result in the purchase being delayed.

TAXES

General. The following is a summary of certain federal income tax considerations that may affect the Allocation Series and its shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by a portfolio also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any portfolio of the Allocation Series.

Tax Status of the Portfolios

Each portfolio will be treated as a separate taxable entity for federal income tax purposes. Each portfolio intends to continue to qualify separately each year as a "regulated investment company" under the Code. A qualified portfolio will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to its shareholders, provided such portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss.

Each portfolio intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a portfolio as taxable income.

Distributions of an underlying fund's investment company taxable income are taxable as ordinary income to a portfolio which invests in the fund. Distributions of the excess of an underlying fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends", are taxable as long-term capital gain to a portfolio which invests in the fund, regardless of how long the portfolio has held the fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a portfolio of shares of any underlying fund, the portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the portfolio's holding period for the shares.

On January 31, 2001, the unused capital loss carryforwards of the Income Portfolio were approximately $712,000. For federal income tax purposes, this amount is available to be applied against future capital gains of the Income Portfolio, that are realized prior to the expiration of the carryforwards. The carryforwards expire on January 31, 2009.

If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the portfolio's distributions, to the extent derived from the portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

Dividends and Distributions. The Income Portfolio declares and pays monthly dividends from its net investment income. The Balanced Portfolio and Conservative Portfolio declare and pay quarterly dividends from net investment income. The Global Portfolio, Growth Portfolio and High Growth Portfolio declare and pay annual dividends from net investment income. Dividends from net realized capital gains, if any, in each of the separate portfolios will be distributed annually. Each separate portfolio may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and realized capital gains in order to avoid a Federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gain distributions paid will automatically be reinvested in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent. Shareholders whose accounts are held directly by a sub-transfer agent should notify the applicable sub-transfer agent in writing, requesting a change to this automatic reinvestment option.

Tax Treatment of Shareholders. Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of a portfolio which invests in that fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify.

The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the portfolio receiving the dividends are treated as debt-financed under federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the portfolio receiving the dividends are deemed to have been held by the underlying fund, the portfolio or the shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend.

Distributions of net realized capital gain designated by a portfolio as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the portfolio have been held by a shareholder. Distributions of capital gain, whether long-term or short-term, are not eligible for the dividends-received deduction. Dividends (including capital gain dividends) declared by a portfolio in October, November or December of any calendar year to shareholders of record on a date in such a month will be deemed to have been received by shareholders on December 31 of that calendar year, provided that the dividend is actually paid by the portfolio during January of the following calendar year.

All dividends are taxable to a shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the amount of cash they would have received had they elected to receive cash, divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

Distributions by a portfolio reduce the net asset value of the portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless generally would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution but the distribution generally would be taxable to him or her.

Upon redemption, sale or exchange of his shares, a shareholder will generally realize a taxable gain or loss depending upon his basis for his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss generally will be long-term or short-term depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the redemption of shares of a portfolio with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A gain realized on a redemption, sale or exchange will not be affected by a reacquisition of shares, except as described in the next paragraph. A loss realized on a redemption, sale or exchange, however, will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

If a shareholder (a) incurs a sales charge in acquiring shares of a portfolio,
(b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the subsequent acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) any dividends and distributions and (b) any proceeds of any redemption of shares of a portfolio. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Taxation of the underlying funds. Each underlying fund intends to continue to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any federal income or excise tax.

If more than 50% in value of an underlying fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect to treat certain foreign taxes paid by it as paid by its shareholders. The shareholders would then be required to include their proportionate share of the electing fund's foreign income and related foreign taxes in income even if the shareholder does not receive the amount representing foreign taxes. Shareholders itemizing deductions could then deduct the foreign taxes, or, whether or not deductions are itemized but subject to certain limitations, claim a direct dollar for dollar tax credit against their U.S. federal income tax liability attributable to foreign income. In many cases, a foreign tax credit will be more advantageous than a deduction for foreign taxes. Each of the portfolios may invest in some underlying funds that expect to be eligible to make the above-described election. While a portfolio will be able to deduct the foreign taxes that it will be treated as having paid if the election is made, the portfolio will not itself be able to elect to treat such foreign taxes as paid by its shareholders. Accordingly, the shareholders of the portfolio will not have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds, while persons who invest directly in such underlying funds may have that option.

Class Z. Qualified plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan. Provided a Qualified Plan has not borrowed to finance its investment in a portfolio, it will not be taxable on the receipt of dividends and distributions from the portfolio.

Other Taxation. Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

PERFORMANCE

From time to time, the Allocation Series may quote a portfolio's yield or total return in advertisements or in reports and other communications to shareholders. The Allocation Series may include comparative performance information in advertising or marketing the portfolio's shares. Such performance information may include data from the following industry and financial publications:
Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Yield

A portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                   YIELD = 2[(a - b + 1)/6/ - 1]
                              -----
                               cd

where

      a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
      d = the maximum offering price per share on the last day of the period

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Investors should recognize that in periods of declining interest rates a portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolio's investments, thereby reducing the current yield of the portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Average Annual Total Return

"Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(1 + T)/n/=ERV, where:

         P        = a hypothetical initial payment of $1,000
         T        = average annual total return
         n        = number of years
         ERV      = Ending Redeemable Value of a hypothetical $1,000
                    investment made at the beginning of a l-, 5- or 10-year period at the end of the l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions. A Class' total return figures calculated in accordance with the above formula assume that the maximum applicable initial sales charge or maximum applicable deferred sales charge, as the case may be, has been deducted from the hypothetical $ 1,000 initial investment at the time of purchase or redemption, as applicable.

Each portfolio's average annual total return with respect to its Class A shares for the one-year period (if applicable) and for the life of such portfolio's Class A shares through January 31, 2001 is as follows:

                        One Year           Since Inception        Inception Date
                        --------           ---------------        --------------
High Growth              (5.87)%               9.93%                 2/5/96
Growth                   (4.83)%               8.74%                 2/5/96
Global                  (13.83)%               1.91%                 3/9/98
Balanced                  3.97%                7.95%                 2/5/96
Conservative              4.01%                6.38%                 2/5/96
Income                    2.91%                4.84%                 2/5/96

Each portfolio's average annual total return with respect to its Class B shares for the one-year period (if applicable) and for the life of such portfolio's Class B shares through January 31, 2001 is as follows:

Portfolio               One Year           Since Inception        Inception Date
                        --------           ---------------        --------------
High Growth              (6.15)%              10.04%                 2/5/96
Growth                   (5.08)%               8.89%                 2/5/96
Global                  (14.29)%               2.01%                 3/9/98
Balanced                  3.70%                8.11%                 2/5/96
Conservative              3.83%                6.67%                 2/5/96
Income                    2.71%                5.14%                 2/5/96

Each portfolio's average annual total return with respect to its Class L Shares for the one- year period (if applicable) and for the life of such portfolio's Class L shares through January 31, 2001 is as follows:

Portfolio               One Year           Since Inception        Inception Date
---------               --------           ---------------        --------------
High Growth              (3.53)%               9.95%                 2/5/96
Growth                   (2.49)%               8.80%                 2/5/96
Global                  (11.71)%               2.59%                 3/9/98
Balanced                  6.58%                8.03%                 2/5/96
Conservative              6.24%                6.65%                 2/5/96
Income                    5.14%                5.12%                 2/5/96

There is no performance information for Class Y Shares because there were no outstanding Class Y Shares as of January 31, 2001.

Each portfolio's average annual total return with respect to its Class Z Shares for the one-year period (if applicable) and for the life of such portfolio's Class Z shares through January 31, 2001 is as follows:

Portfolio               One Year           Since Inception        Inception Date
---------               --------           ---------------        --------------
High Growth                N/A                  N/A                  2/5/96
Growth                     N/A                  N/A                  2/5/96
Global                     N/A                  N/A                  3/9/98
Balanced                  9.65%                8.88%                1/17/97
Conservative               N/A                  N/A                  2/5/96
Income                     N/A                  N/A                  2/5/96

There is no performance information for Class Z Shares for the Global, High Growth, Growth, Conservative and Income Portfolios because there were no outstanding Class Z Shares as of January 31, 2001.

Each portfolio may, from time to time, advertise its average annual total return calculated as shown above but without including the deduction of the maximum applicable initial sales charge or deferred sales charge. The average annual total return for each portfolio's Class A Shares, for the periods shown ended January 31, 2001, without including the deduction of the maximum applicable sales charge is as follows:

Portfolio               One Year           Since Inception        Inception Date
---------               --------           ---------------        --------------
High Growth              (0.94)%               11.06%                2/5/96
Growth                    0.21%                 9.86%                2/5/96
Global                   (9.29)%                3.73%                3/9/98
Balanced                  9.42%                 9.06%                2/5/96
Conservative              8.91%                 7.36%                2/5/96
Income                    7.74%                 5.81%                2/5/96

The average annual total return for each portfolio's Class B Shares, for the periods shown ended January 31, 2001, without including the deduction of the maximum applicable deferred sales charge is as follows:

Portfolio               One Year           Since Inception        Inception Date
---------               --------           ---------------        --------------
High Growth              (1.65)%               10.17%                2/5/96
Growth                   (0.56)%                9.03%                2/5/96
Global                   (9.92)%                3.00%                3/9/98
Balanced                  8.66%                 8.26%                2/5/96
Conservative              8.33%                 6.82%                2/5/96
Income                    7.21%                 5.29%                2/5/96

The average annual total return for each portfolio's Class L Shares, for the periods shown ended January 31, 2001, without including the deduction of the maximum applicable initial sales charge or deferred sales charge is as follows:

Portfolio               One Year           Since Inception        Inception Date
---------               --------           ---------------        --------------
High Growth              (1.65)%               10.19%                2/5/96
Growth                   (0.62)%                9.03%                2/5/96
Global                   (9.93)%                2.97%                3/9/98
Balanced                  8.67%                 8.26%                2/5/96
Conservative              8.35%                 6.88%                2/5/96
Income                    7.22%                 5.34%                2/5/96

Neither Class Y nor Class Z shares impose an initial sales charge or deferred sales charge.

Performance of Underlying Funds

The following chart shows the average annual total return (unaudited) for the longest outstanding Class of shares for each of the underlying funds in which the portfolios may invest (other than the Cash Portfolio of Smith Barney Money Funds, Inc.) for the most recent one-, five-, and ten-year periods (or since inception if shorter and giving effect to the maximum applicable sales charges) and the 30-day yields for income-oriented funds, in each case for the period ended December 31, 2000.

---------------------------------------------------------------------------------------------------------
Underlying Fund                                             Net Assets of        Inception
                                                            all                  Date             Class
                                                            Classes as of
                                                            December 31,
                                                            2000
                                                            ($000's)
---------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                      $2,402,888         10/27/83           A
---------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                            5,046,432         03/10/70           A
---------------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                       1,974,035         11/12/81           A
---------------------------------------------------------------------------------------------------------
Smith Barney Funds, Inc.:
    Large Cap Value Fund                                       1,318,999         01/01/72           A
    Short-Term High Grade Bond Fund                               97,421         11/11/91           A
---------------------------------------------------------------------------------------------------------
Smith Barney Income Funds:
    Smith Barney High Income Fund                              1,570,593         09/02/86           B
    Smith Barney Balanced Fund                                   888,957         03/28/88           B
    Smith Barney Premium Total Return Fund                     2,013,758         09/16/85           B
    Smith Barney Convertible Fund                                138,004         09/02/86           B
    Smith Barney Diversified Strategic Income Fund             2,380,334         12/28/89           B
---------------------------------------------------------------------------------------------------------
Smith Barney Investment Funds Inc.:
    Smith Barney Peachtree Growth Fund                           375,136         06/30/95           A
    Smith Barney Hansberger Global Value Fund                    258,850         12/19/97           A
    Smith Barney Small Cap Growth Fund                           553,300         10/11/99           A
    Smith Barney Small Cap Value Fund                            173,400         02/26/99           A
    Smith Barney Government Securities Fund                      819,264         03/20/84           B
    Smith Barney Investment Grade Bond Fund                      524,369         01/04/82           B
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                               Average Annual Total Returns through        30-Day Yield
                                                                         December 31, 2000                     for
                                                                                                           period ended
Underlying Fund                                                                                            December 31,
                                                                 One           Five           Ten              2000
                                                                Year          Years          Years
---------------------------------------------------------------------------------------------------------------------------
Smith Barney Aggressive Growth Fund Inc.                      13.16%       26.99%        22.73%            N/A
---------------------------------------------------------------------------------------------------------------------------
Smith Barney Appreciation Fund Inc.                           (4.32)       14.84         14.09             N/A
---------------------------------------------------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                      10.48        18.23         18.41             N/A
---------------------------------------------------------------------------------------------------------------------------
Smith Barney Funds, Inc.:
    Large Cap Value Fund                                       7.31        12.57         13.78             N/A
    Short-Term High Grade Bond Fund                            7.69         4.64          5.39(+)         5.66%
---------------------------------------------------------------------------------------------------------------------------
Smith Barney Income Funds:
    Smith Barney High Income Fund                            (13.15)        3.01          6.76(+)        11.22
    Smith Barney Balanced Fund                                (5.83)        8.41          9.93             N/A
    Smith Barney Premium Total Return Fund                     1.40        11.77         13.50             N/A
    Smith Barney Convertible Fund                              2.73         5.54          9.01            3.25
    Smith Barney Diversified Strategic Income Fund            (2.04)        4.54          7.11            7.85
---------------------------------------------------------------------------------------------------------------------------
Smith Barney Investment Funds Inc.:
    Smith Barney Peachtree Growth Fund                       (24.14)        7.74         10.29(+)          N/A
    Smith Barney Hansberger Global Value Fund                (17.91)         N/A          0.98(+)          N/A
    Smith Barney Small Cap Growth Fund                       (11.88)         N/A         12.17(+)          N/A
    Smith Barney Small Cap Value Fund                         26.75          N/A         18.36             N/A
    Smith Barney Government Securities Fund                    6.56         4.72          6.60            5.14
    Smith Barney Investment Grade Bond Fund                    6.23         4.36          9.07            6.16
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Underlying Fund                                             Net Assets of        Inception
                                                            all                  Date             Class
                                                            Classes as of
                                                            December 31,
                                                            2000
                                                            ($000's)
-----------------------------------------------------------------------------------------------------------
Smith Barney Investment Series
     Smith Barney Growth & Income Fund                        $1,800,000         08/18/96           A
-----------------------------------------------------------------------------------------------------------
Smith Barney Investment Trust
    Smith Barney Large Capitalization Growth Fund              3,724,161         08/29/97           A
    Smith Barney Mid Cap Core Fund                               760,578         09/01/98           A
-----------------------------------------------------------------------------------------------------------
Smith Barney Managed Governments Fund, Inc.                      476,822         09/04/84           A
-----------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Core Fund, Inc.                           367,449         01/23/90           A
-----------------------------------------------------------------------------------------------------------
Smith Barney World Funds, Inc.:
    International All Cap Growth Portfolio                     1,312,722         02/18/86           A
    European Portfolio                                           102,700         02/07/94           A
    Global Government Bond Portfolio                             121,526         07/22/91           A

-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Total Returns through        30-Day Yield
                                                                        December 31, 2000                     for
                                                                                                          period ended
Underlying Fund                                                                                           December 31,
                                                                One           Five           Ten              2000
                                                               Year          Years          Years
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Investment Series
     Smith Barney Growth & Income Fund                       (14.11)%       N/A            12.70%(+)         N/A
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Investment Trust
    Smith Barney Large Capitalization Growth Fund            (13.32)        N/A            20.50(+)          N/A
    Smith Barney Mid Cap Core Fund                            11.58         N/A            34.48(+)          N/A
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Managed Governments Fund, Inc.                    4.87        4.54%            6.51            5.71%
--------------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Core Fund, Inc.                        (3.51)      12.26            12.15             N/A
--------------------------------------------------------------------------------------------------------------------------
Smith Barney World Funds, Inc.:
    International All Cap Growth Portfolio                   (34.23)       6.40            10.43             N/A
    European Portfolio                                       (11.76)      13.97            12.15(+)          N/A
    Global Government Bond Portfolio                           4.43        4.92             7.04(+)         4.04

--------------------------------------------------------------------------------------------------------------------------

----------------------------------
+   inception (less than 10 years)

For the seven-day period ended December 31, 2000, the yield for the Class A shares of Cash Portfolio of Smith Barney Money Funds, Inc. was 6.08% and the effective yield was 6.26%.

The performance data relating to the underlying funds set forth above is not, and should not be viewed as, indicative of the future performance of either the underlying funds or the Allocation Series. The performance reflects the impact of sales charges and other distribution related expenses that will not be incurred by the Class Y shares of underlying funds in which the portfolios invest.

The portfolios will invest only in Class Y shares of the underlying funds and, accordingly, will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in shares of the underlying funds. The portfolios, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds that are applicable to Class Y shareholders. The investment returns of each portfolio, therefore, will be net of the expense of the underlying funds in which it is invested. The following chart shows the expense ratios applicable to Class Y shareholders of each underlying fund held by a portfolio, based on operating expenses for its most recent fiscal year:

--------------------------------------------------------------------------------
Underlying Fund                                                 Expense Ratio
---------------                                                 -------------
Smith Barney Aggressive Growth Fund Inc.                              0.82%
Smith Barney Appreciation Fund Inc.                                   0.58
Smith Barney Fundamental Value Fund Inc.                              0.75
Smith Barney Funds, Inc.:
    Large Cap Value Fund                                              0.57
    Short-Term High Grade Bond Fund                                   0.54
Smith Barney Income Funds:
    Smith Barney High Income Fund                                     0.71
    Smith Barney Balanced Fund*                                       0.79
    Smith Barney Premium Total Return Fund                            0.77
    Smith Barney Convertible Fund                                     0.87
    Smith Barney Diversified Strategic Income Fund                    0.69
Smith Barney Investment Funds Inc.:
    Smith Barney Peachtree Growth Fund                                0.97
    Smith Barney Hansberger Global Value Fund                         1.06
    Smith Barney SmallCap Growth Fund                                 0.86
    Smith Barney Small Cap Value Fund*                                1.03
    Smith Barney Government Securities Fund                           0.58
    Smith Barney Investment Grade Bond Fund                           0.69
Smith Barney Investment Series
    Smith Barney Growth & Income Fund*                                0.73
Smith Barney Investment Trust
    Smith Barney Large Capitalization Growth Fund                     0.76
    Smith Barney Mid Cap Core Fund                                    0.82
Smith Barney Managed Governments Fund Inc.                            0.71
Smith Barney Money Funds, Inc.
    Cash Portfolio                                                    0.38
Smith Barney Small Cap Core Fund, Inc.
Smith Barney World Funds, Inc.:                                       0.79
    International All Cap Growth Portfolio                            0.92
    European Portfolio*                                               1.21
    Global Government Bond Portfolio                                  0.85
--------------------------------------------------------------------------------

----------------------------
*Operating expenses of Class Y shares for Smith Barney Income Funds - Balanced Fund, Smith Barney Investment Series - Smith Barney Growth and Income Fund, Smith Barney Investment Funds Inc.-Smith Barney Small Cap Value Fund and Smith Barney World Funds, Inc.-European Portfolio are estimated because no Class Y shares were outstanding during each underlying fund's most recent fiscal year.

Based on a weighted average of the Class Y expense ratios of the underlying funds in which a particular portfolio is expected to invest during the current fiscal year, the approximate expense ratios are expected to be as follows: High Growth Portfolio, Class A 2.16%, Class B 2.44%, Class L 2.27%, Class Y 1.38% and Class Z 1.38%; Growth Portfolio, Class A 1.52%, Class B 2.24%, Class L 2.17%, Class Y 1.31% and Class Z 1.31%; Global Portfolio, Class A 2.14%, Class B 2.94%, Class L 3.61%, Class Y 1.46% and Class Z 1.46%; Balanced Portfolio, Class A 1.34%, Class B 2.10%, Class L 2.06%, Class Y 1.25% and Class Z 1.25%;
Conservative Portfolio, Class A 1.35%, Class B 1.86%, Class L 1.96%, Class Y 1.26% and Class Z 1.26%; and Income Portfolio, Class A 1.33%, Class B 1.86%, Class L 2.12%, Class Y 1.22% and Class Z 1.22%. The expense ratios may be higher or lower depending on the allocation of the underlying funds within a portfolio.

VALUATION OF SHARES

The net asset value of each portfolio's Classes of shares will be determined on any day that the New York Stock Exchange (the "NYSE") is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by each portfolio in valuing its assets.

The value of each underlying fund will be its net asset value at the time of computation. Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term investments that have a maturity of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Allocation Series' Board of Directors. Amortized cost involves valuing an instrument at its original cost to the portfolio and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the effect of fluctuating interest rates on the market value of the instrument.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

SBFM acts as investment manager to the portfolios pursuant to a separate asset allocation and administration agreement for each portfolio (an "Asset Allocation and Administration Agreement"). SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings") and Holdings is a wholly owned subsidiary of Citigroup.

Pursuant to each portfolio's Asset Allocation and Administration Agreements, SBFM will determine how each portfolio's assets will be invested in the underlying funds and in repurchase agreements pursuant to the investment objectives and policies of each portfolio set forth in the prospectus and make recommendations to the Board of Directors concerning changes to (a) the underlying funds in which the portfolios may invest, (b) the percentage range of assets that may be invested by each portfolio in any one underlying fund and (c) the percentage range of assets of any portfolio that may be invested in equity funds and fixed income funds (including money market funds). In addition to such services, SBFM pays the salaries of all officers and employees who are employed by both it and the Allocation Series, maintains office facilities for the Allocation Series, furnishes the Allocation Series with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Allocation Series and each portfolio, prepares reports to each portfolio's shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. SBFM provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney.

Currently, the management fee for each portfolio is calculated at the annual rate of 0.35% of that portfolio's average daily net assets. Under each portfolio's Asset Allocation and Administration Agreement, SBFM has agreed to bear all expenses incurred in the operation of each portfolio other than the management fee, the fees payable pursuant to the plan adopted pursuant to Rule 12b-1 under the 1940 Act and extraordinary expenses. Such expenses include taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Salomon Smith Barney or SBFM; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of the prospectus for regulatory purposes and for distribution to existing shareholders; cost of shareholders' reports and shareholder meetings and meetings of the officers or Board of Directors of the Allocation Series.

At a meeting of shareholders of each portfolio held on March 2, 2001, the shareholders of each portfolio approved new Asset Allocation and Administration Agreements for each portfolio. These new Asset Allocation and Administration Agreements become effective on or about July 6, 2001 and provide for a management fee of 0.20% of each portfolio's average daily net assets. The new Asset Allocation and Administration Agreements provide for a decrease in the management fee and an effective increase in total annual fund operating expenses.

The new fee structure will be subject to a voluntary fee waiver and expense reimbursement in order to maintain an expense cap on each of the portfolios that is no more than 0.20% higher than current expenses, for the Global, High Growth, Growth and Balanced Portfolios, a maximum increase from 0.60% to 0.80% for Class A shares, from 1.35% to 1.55% for Class B and Class L shares, and from 0.35% to 0.55% for Class Y and Class Z shares; for the Conservative and Income Portfolios, a maximum increase from 0.60% to 0.80% for Class A shares, from 1.10% to 1.30% for Class B shares, from 1.05% to 1.25% for Class L shares, and from 0.35% to 0.55% for Class Y and Class Z shares. This expense cap will not be changed in the future without the approval of the Board of Directors of Allocation Series.

For the fiscal years ended January 31, 2001, January 31, 2000 and January 31, 1999, the management fees for each portfolio were as follows:

Portfolio                       2001                2000                  1999
---------                       ----                ----                  ----
High Growth               $3,134,220          $2,747,177            $2,147,850
Growth                     3,426,765           3,282,233             2,712,756
Global                       128,377              93,310                29,278
Balanced                   1,749,166           1,899,634             1,605,830
Conservative                 444,760             519,947               433,128
Income                       197,892             248,660               237,885

SBFM also serves as investment adviser to each of the underlying funds in which the portfolios may invest (other than Smith Barney Small Cap Core Fund, Inc.) and is responsible for the selection and management of each of the underlying fund's investments. TIMCO, located at One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to Smith Barney Small Cap Core Fund, Inc. TIMCO is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

Decisions to buy and sell shares of the underlying funds for the portfolios are made by SBFM, subject to the overall supervision and review of the Allocation Series' Board of Directors.

Each portfolio, as a shareholder in the underlying funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying funds. The effective management fee of each of the underlying funds in which the portfolios may invest is set forth below as a percentage rate of the fund's average net assets:

   -----------------------------------------------------------------------------
   Underlying Fund                                             Management
                                                                  Fees
   Smith Barney Aggressive Growth Fund Inc.                       0.80%
   Smith Barney Appreciation Fund Inc.                            0.56
   -----------------------------------------------------------------------------
   Smith Barney Fundamental Value Fund Inc.                       0.75
   -----------------------------------------------------------------------------
   Smith Barney Funds, Inc.:
       Large Cap Value Fund                                       0.55
       Short-Term High Grade Bond Fund                            0.45
   -----------------------------------------------------------------------------
   Smith Barney Income Funds:
       Smith Barney High Income Fund                              0.70
       Smith Barney Balanced Fund                                 0.65
       Smith Barney Premium Total Return Fund                     0.75
       Smith Barney Convertible Fund                              0.70
       Smith Barney Diversified Strategic Income Fund             0.65
   -----------------------------------------------------------------------------
   Smith Barney Investment Funds Inc.:
       Smith Barney Peachtree Growth Fund                         1.00
       Smith Barney Hansberger Global Value Fund                  0.95
       Smith Barney Small Cap Growth Fund                         0.75
       Smith Barney Small Cap Value Fund                          0.75
       Smith Barney Government Securities Fund                    0.55
       Smith Barney Investment Grade Bond Fund                    0.65
   -----------------------------------------------------------------------------
   Smith Barney Investment Series
       Smith Barney Growth & Income Fund                          0.65
   Smith Barney Investment Trust:
       Smith Barney Large Capitalization Growth Fund              0.75
       Smith Barney Mid Cap Core Fund                             0.75
   -----------------------------------------------------------------------------
   Smith Barney Managed Governments Fund Inc.                     0.65
   -----------------------------------------------------------------------------
   Smith Barney Money Funds, Inc.
       Cash Portfolio                                             0.38
   -----------------------------------------------------------------------------
   Smith Barney Small Cap Core Fund, Inc.                         0.75
   -----------------------------------------------------------------------------
   Smith Barney World Funds, Inc.:
       International All Cap Growth Portfolio                     0.85
       European Portfolio                                         0.85
       Global Government Bond Portfolio                           0.75
   -----------------------------------------------------------------------------

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's Code of Ethics is on file with the Securities and Exchange Commission.

Distributors

Distributors. Salomon Smith Barney, located at 388 Greenwich Street, New York, NY 10013 and PFS, located at 3120 Breckinridge Boulevard, Duluth, GA 30099, serve as the fund's distributors pursuant to written agreements dated June 5, 2000 (the "Distribution Agreements") which were approved by the fund's Board of Directors, including a majority of the Independent Directors on March 1, 2000.

The distributors may be deemed to be underwriters for purposes of the Securities Act of 1933. From time to time, the distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Registered Representatives that sell shares of each portfolio.

Salomon Smith Barney has entered into a selling agreement with PFS and PFS has entered into an agreement with PFS Investments Inc. giving PFS Investments Inc. the right to sell shares of each portfolio of the fund on behalf of PFS. Each distributor's obligation is an agency or "best efforts" arrangement under which each distributor is required to take and pay only for such shares of each portfolio as may be sold to the public. Each distributor is not obligated to sell any stated number of shares. The Distribution Agreements are renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreements or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreements provide that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

Commissions on Class A Shares.

For the period February 1, 1998 through October 7, 1998 and for the period October 8, 1998 through January 31, 1999, the aggregate dollar amounts of commissions on Class A shares, were as follows:

Name of Portfolio              02/01/98 through 10/07/98*         10/08/98 through 01/31/99**
-----------------              --------------------------         ---------------------------
High Growth Portfolio                  $147,000                            $47,000
Global Portfolio                          2,000                              1,000
Growth Portfolio                        186,000                             55,000
Balanced Portfolio                       58,000                             33,000
Conservative Portfolio                   20,000                              7,000
Income Portfolio                          7,000                              1,000

For the fiscal year ended January 31, 2000, the aggregate dollar amounts of commissions on Class A shares, were as follows:

Name of Portfolio              2/1/99 through 01/31/00***
-----------------              --------------------------
High Growth Portfolio                  $132,000
Global Portfolio                         10,000
Growth Portfolio                        127,000
Balanced Portfolio                       42,000
Conservative Portfolio                    7,000
Income Portfolio                         4,000

* The entire amount was paid to Salomon Smith Barney.

**The following amounts were paid to Salomon Smith Barney: $42,300, $900, $49,500, $29,700, $6,300, $900, respectively, with respect to each portfolio in descending order and the remaining amounts were paid to CFBDS, Inc.

*** The following amounts were paid to Salomon Smith Barney: $118,800, $9,000, $114,300, $37,800, $6,300, $3,600, respectively, to each portfolio in descending order and the remaining amounts were paid to CFBDS, Inc.

For the fiscal year ended January 31, 2001, the aggregate dollar amounts of commissions on Class A shares paid to Salomon Smith Barney and CFBDS, Inc., were as follows:

Name of Portfolio             2/1/00 through 01/31/01
-----------------             -----------------------
High Growth Portfolio                $149,000
Global Portfolio                        8,000
Growth Portfolio                      174,000
Balanced Portfolio                     42,000
Conservative Portfolio                  4,000
Income Portfolio                        3,000

For the fiscal period ended January 31, 2001, the aggregate dollar amounts of commissions on Class A shares paid to PFS, were as follows:

Name of Portfolio             6/5/00 through 01/31/01
-----------------             -----------------------
High Growth Portfolio              $3,186,358
Global Portfolio                      266,837
Growth Portfolio                    2,605,038
Balanced Portfolio                  1,109,636
Conservative Portfolio                290,296
Income Portfolio                       72,297

Commissions on Class L Shares. For the period June 12, 1998 through October 7, 1998 and for the period October 8, 1998 through January 31, 1999, the aggregate dollar amounts of commission on Class L shares were as follows:

                               (On June 12,1998, Class C shares were renamed
                                              Class L Shares)
                              06/12/98 through               10/08/98 through
Name of Portfolio                  10/07/98*                    01/31/99**
-----------------             ----------------               ----------------
High Growth Portfolio              $10,000                         $4,000
Global Portfolio                      0                             1,000
Growth Portfolio                    17,000                         17,000
Balanced Portfolio                  22,000                         22,000
Conservative Portfolio               5,000                          7,000
Income Portfolio                      0                             3,000

* The entire amount was paid to Salomon Smith Barney.

**The following amounts were paid to Salomon Smith Barney: $3,600, $900, $15,300, $19,800, $6,300, $2,700, respectively, with respect to each portfolio in descending order.

For the fiscal year ended January 31, 2000, the aggregate dollar amounts of commissions on Class L shares, were as follows:

Name of Portfolio                           2/1/99 through 01/31/00*
-----------------                           ------------------------
High Growth Portfolio                              $39,000
Global Portfolio                                     2,000
Growth Portfolio                                    64,000
Balanced Portfolio                                  44,000
Conservative Portfolio                               6,000
Income Portfolio                                     9,000

*The following amounts were paid to Salomon Smith Barney: $35,100, $1,800, $57,600, $39,600, $5,400, $8,100, respectively, with respect to each portfolio in descending order.

For the fiscal year ended January 31, 2001, the aggregate dollar amounts of commissions on Class L shares paid to Salomon Smith Barney and CFBDS, Inc., were as follows:

Name of Portfolio                           2/1/00 through 01/31/01
-----------------                           -----------------------
High Growth Portfolio                              $48,000
Global Portfolio                                     2,000
Growth Portfolio                                    44,000
Balanced Portfolio                                  23,000
Conservative Portfolio                               4,000
Income Portfolio                                     1,000

Deferred Sales Charges on Class A, B and L Shares For each of the fiscal years ended January 31, 1999, January 31, 2000 and January 31, 2001, the following deferred sales charges were paid on redemptions of the portfolios' shares:

                                         Class A
                                         -------
                                       Fiscal Year               Fiscal Year               Fiscal Year
Name of Portfolio                    Ended 01/31/99             Ended 01/31/00            Ended 01/31/01
-----------------                    --------------             --------------            --------------
High Growth Portfolio                      $0                       $3,000                      $0
Global Portfolio                            0                            0                       0
Growth Portfolio                            0                        2,000                       0
Balanced Portfolio                          0                            0                       0
Conservative Portfolio                      0                        1,000                       0
Income Portfolio                            0                            0                       0

                                        Class B
                                        -------
                                      Fiscal Year                Fiscal Year               Fiscal Year
Name of Portfolio                    Ended 01/31/99             Ended 01/31/00            Ended 01/31/01
-----------------                    --------------             --------------            --------------
High Growth Portfolio                   $280,000                  $257,000                  $162,000
Global Portfolio                           2,000                         0                     4,000
Growth Portfolio                         490,000                   432,000                   315,000
Balanced Portfolio                       232,000                   280,000                   173,000
Conservative Portfolio                    35,000                    48,000                    28,000
Income Portfolio                          34,000                    32,000                    21,000

For the fiscal period ended January 31, 2001, the following deferred sales charges were paid on redemptions of the portfolios' Class B shares, paid to PFS, were as follows:

Name of Portfolio                           6/5/00 through 01/31/01
-----------------                           -----------------------
High Growth Portfolio                              $866,372
Global Portfolio                                     57,343
Growth Portfolio                                    998,627
Balanced Portfolio                                  635,879
Conservative Portfolio                              209,987
Income Portfolio                                     99,427

                                         Class L
                                         -------
                                       Fiscal Year               Fiscal Year               Fiscal Year
Name of Portfolio                    Ended 01/31/99             Ended 01/31/00            Ended 01/31/01
-----------------                    --------------             --------------            --------------
High Growth Portfolio                    $8,000                     $4,000                    $6,000
Global Portfolio                             0                           0                         0
Growth Portfolio                           4,000                    11,000                    11,000
Balanced Portfolio                         3,000                     6,000                     4,000
Conservative Portfolio                       0                       2,000                         0
Income Portfolio                             0                           0                     1,000

Distribution Arrangements. To compensate each of Salomon Smith Barney and PFS Investments Inc. for the service it provides and for the expenses it bears, each portfolio has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, Salomon Smith Barney is paid a fee with respect to shares of each portfolio sold through Salomon Smith Barney; and PFS Investments Inc. is paid a fee with respect to shares (Classes A and B) of each portfolio sold through PFS. Under the Plan, each portfolio pays Salomon Smith Barney or PFS Investments Inc. (who pays its Registered Representatives), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the portfolio's average daily net assets attributable to the Class A, Class B and Class L shares. The service fee is primarily used to pay Salomon Smith Barney Financial Consultants and PFS Investments Representatives for servicing shareholder accounts. In addition, each portfolio pays Salomon Smith Barney a distribution fee with respect to Class B and Class L (and pays PFS Investments Inc. with respect to Class B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants, PFS Investments Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney and PFS Investments Inc. associated with the sale of portfolio shares, including lease, utility, communications and sales promotion expenses. For the Conservative Portfolio and the Income Portfolio the Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.45% of the value of the portfolio's average daily net assets attributable to the shares of the respective Class. For the High Growth Portfolio, the Global Portfolio, the Growth Portfolio and the Balanced Portfolio, the Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of such portfolio's average net assets attributable to the shares of the respective Class.

Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by Salomon Smith Barney or PFS Investments Inc. and the payments may exceed distribution expenses actually incurred. The fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney and PFS Investments Inc., and amounts received under the Plan and proceeds of the deferred sales charges.

For the fiscal years ended January 31, 1999, January 31, 2000 and January 31, 2001, the following distribution and service fees were accrued and/or paid to Salomon Smith Barney and PFS, who in turn, paid PFS Investments Inc.:

                                                                 Class A
                                                                 -------
                                      Fiscal Year              Fiscal Year                 Fiscal Year
Name of Portfolio                    Ended 01/31/99           Ended 01/3l/00              Ended 01/3l/01
-----------------                    --------------           --------------              --------------
High Growth Portfolio                   $765,218                  $988,428                  $1,147,326
Global Portfolio                          10,958                    36,155                      50,382
Growth Portfolio                         823,014                 1,021,504                   1,104,312
Balanced Portfolio                       497,891                   570,225                     552,874
Conservative Portfolio                   152,606                   181,917                     161,730
Income Portfolio                          82,447                    87,026                      70,668

                                                                 Class B
                                                                 -------
                                      Fiscal Year              Fiscal Year                 Fiscal Year
Name of Portfolio                    Ended 01/31/99           Ended 01/31/00              Ended 01/31/01
------------------                   --------------           --------------              --------------
High Growth Portfolio                 $2,700,351                $3,407,050                  $3,836,237
Global Portfolio                          38,673                   117,753                     153,625
Growth Portfolio                       3,941,671                 4,667,876                   4,777,131
Balanced Portfolio                     2,220,756                 2,480,309                   2,317,100
Conservative Portfolio                   419,651                   514,670                     415,170
Income Portfolio                         227,917                   240,920                     186,152


                                                        Class L (formerly Class C
                                                        -------------------------
                                                       shares as of June 12, 1998)
                                                       ---------------------------
                                      Fiscal Year              Fiscal Year                 Fiscal Year
Name of Portfolio                    Ended 01/31/99           Ended 01/31/00              Ended 01/31/01
-----------------                    --------------           --------------              --------------
High Growth Portfolio                  $ 327,957                  $408,449                    $499,583
Global Portfolio                           1,146                     4,224                      11,640
Growth Portfolio                         472,118                   553,509                     579,043
Balanced Portfolio                       310,701                   357,049                     342,375
Conservative Portfolio                    41,006                    50,168                      49,185
Income Portfolio                          25,272                    28,787                      24,170

For the fiscal year ended January 31, 2001, Salomon Smith Barney and PFS incurred the following distribution expenses for the portfolios:

                                      Printing and
Portfolio                             Mailing of         Support           Service        Interest
Name                 Advertising      Prospectuses       Services          Agents         Expense           Total
----                 -----------      -------------      --------          ------         -------           -----
High Growth          $   58,898         $10,875          $877,550        $7,059,679       $120,887       $8,127,889
---------------------------------------------------------------------------------------------------------------------
Global                    2,050             112            40,212           459,126         10,979          512,479
---------------------------------------------------------------------------------------------------------------------
Growth                   67,494          16,702         1,056,381         7,092,208        108,988        8,341,773
---------------------------------------------------------------------------------------------------------------------
Balanced                 28,264           7,139           485,565         3,786,846         57,924        4,365,738
---------------------------------------------------------------------------------------------------------------------
Conservative              7,326           1,439           106,518           825,321         12,680          953,284
---------------------------------------------------------------------------------------------------------------------
Income                    3,422             827            78,799           308,546          3,684          395,278
---------------------------------------------------------------------------------------------------------------------

Each of PFS and Salomon Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney and PFS are distribution expenses within the meaning of the Plans and may be paid from amounts received by Salomon Smith Barney from Allocation Series under the Plans.

From time to time, PFS Investments Inc. or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of each portfolio.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Allocation Series' Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of a portfolio at any time, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney and PFS Investments Inc. will provide the Allocation Series' Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

General. Actual distribution expenses for Class B shares of each portfolio for any given year may exceed the fees received pursuant to the Plan and will be carried forward and paid by each portfolio in future years so long as the Plan is in effect. Interest is accrued monthly on such carry forward amounts at a rate comparable to that paid by Salomon Smith Barney for bank borrowings. The Allocation Series' Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including amounts received under the Plan and proceeds of the deferred sales charge.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Portfolio history. The Allocation Series, an open-end, non-diversified investment company, was incorporated in Maryland on August 11, 1995. The Allocation Series commenced operations on February 5, 1996 under the name Smith Barney Concert Series Inc. The Select Portfolios of Allocation Series commenced operations on February 5, 1997. On February 24, 1997, the Allocation Series changed its name to Smith Barney Concert Allocation Series Inc. and changed its name to the Smith Barney Allocation Series Inc. on September 11, 2000. The Allocation Series has authorized capital of 6,100,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of eleven series of shares, each representing shares in one of eleven separate portfolios and may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class L, Class Y and Class Z shares of a portfolio represent interests in the assets of that portfolio and have identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Allocation Series' Rule 12b-1 distribution plan that pertain to a particular Class.

Custodian. Portfolio securities and cash owned by the Allocation Series are held in the custody of PFPC Trust Company (successor as assigned by PNC Bank, National Association) is located at 8800 Tinicum Blvd., Philadelphia, Pennsylvania 19153.

Auditors. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Allocation Series for its fiscal year ending January 31, 2002 to examine and report on the Allocation Series' financial statements and financial highlights.

Transfer Agent. Citi Fiduciary Trust Company, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the Transfer Agent receives fees from the fund computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Sub-Transfer Agent. PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as one of the fund's sub-transfer agents. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

The fund has also engaged the services of PFS Shareholder Services as a sub-transfer agent for PFS Investment Accounts. This sub-transfer agent is located at 3100 Breckinridge Blvd., Bldg. 200, Duluth, GA 30099.

Minimum Account Size. The Allocation Series reserves the right to involuntarily liquidate any shareholder's account in a portfolio if the aggregate net asset value of the shares held in that portfolio account is less than $500. (If a shareholder has more than one account in a portfolio, each account must satisfy the minimum account size.) The Allocation Series, however, will not redeem shares based solely on market reductions in net asset value. Before the Allocation Series exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

Voting. As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Allocation Series. At such a shareholder meeting called for the purpose, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Allocation Series have declared that the director be removed. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

On matters submitted for consideration by shareholders of any underlying fund, a portfolio will vote its shares in proportion to the vote of all other holders of shares of that underlying fund or, in certain limited instances, the portfolio will vote its shares in the manner indicated by a vote of holders of shares of the portfolio.

As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Allocation Series (or the affected portfolio or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Allocation Series (or the affected portfolio or Class) are represented at the meeting in person or by proxy. A portfolio or Class shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio or Class in the matter are identical or that the matter does not affect any interest of the portfolio or Class. The approval of a management agreement, a distribution agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants and the election of directors are not subject to separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Allocation Series shares voting without regard to portfolio.

In the event of the liquidation or dissolution of the Allocation Series, shareholders of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.

As of May 11, 2001, to the knowledge of the fund, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the fund with the exception of the following:

                                                                                           Number of
   Portfolio       Class           Shareholder Name           Shareholder Address           Shares              Percent
High              Class A    PFS Shareholders Services (A)  3100 Breckinridge Blvd.     25,060,992.198*          84.35%
Growth                       Attn.  Jay Barnhill            Duluth, GA  30199
                  Class B    PFS Shareholder Services (B)   3100 Breckinridge Blvd.     17,529,944.637*          72.37%
                             Attn. Jay Barnhill             Duluth, GA  30199
Growth            Class A    PFS Shareholder Services (A)   3100 Breckinridge Blvd.     25,102,115.590*          80.09%
                             Attn. Jay Barnhill             Duluth, GA  30199
                  Class B    PFS Shareholder Services (B)   3100 Breckinridge Blvd.     20,482,262.893*          63.48%
                             Attn. Jay Barnhill             Duluth, GA  30199
Global            Class A    PFS Shareholder Services (A)   3100 Breckinridge Blvd.      1,636,393.418*          94.06%

                       Attn. Jay Barnhill             Duluth, GA  30199
            Class B    PFS Shareholder Services (B)   3100 Breckinridge Blvd.      1,228,280.000*     96.30%
                       Attn. Jay Barnhill             Duluth, GA  30199
Balanced    Class A    PFS Shareholder Services (A)   3100 Breckinridge Blvd.     14,492,594.153*     81.63%
                       Attn. Jay Barnhill             Duluth, GA  30199
            Class A    Travelers Insurance Company    One Tower Square             1,053,181.627*      5.93%
                       Separate Account QPN           Hartford, CT 06183
                       401(k)-TIC
                       Travelers Insurance Company
                       Attn: Roger Ferland 5 MS
            Class B    PFS Shareholder Services (B)   3100 Breckinridge Blvd.     12,732,621.427*     71.74%
                       Attn. Jay Barnhill             Duluth, GA  30199

---------------------------------
     * The fund believes that these entities are not the beneficial owners of shares held of record by them.

                                                                                            Number of
   Portfolio        Class           Shareholder Name            Shareholder Address           Shares         Percent
Conservative      Class A    PFS Shareholder Services (A)    3100 Breckinridge Blvd.       4,537,436.778*      84.30%
                             Attn. Jay Barnhill              Duluth, GA  30199
                  Class A    Travelers Insurance Company     One Tower Square                350,890.573*       6.52%
                             Separate Account QPN            Hartford, CT 06183
                             401(k)-TIC
                             Travelers Insurance Company
                             Attn: Roger Ferland 5 MS
                  Class B    PFS Shareholder Services (B)    3100 Breckinridge Blvd.       3,423,011.355*      77.17%
                             Attn. Jay Barnhill              Duluth, GA 30199
                  Class L    Frank A Abacherli               29875 Newport Road                48,855.285       7.11%
                             Shirley M. Abacherli TTEES      Menifee, CA 92584-9524
                             FBO Abacherli Family Trust
                             DTD 10/06/89
                  Class L    CSTC 389365825211               153 E. 53rd Street,               43,512.728       6.33%
                             TTEE Sylvan Learning Systems    23rd Floor
                             Non-Qualified Deferred          New York, NY 10043
                             Compensation Plan Robin Khan
Income            Class A    PFS Shareholder Services (A)    3100 Breckinridge Blvd.       2,050,753.400*      93.39%
                             Attn. Jay Barnhill              Duluth, GA 30199
                  Class B    PFS Shareholder Services (B)    3100 Breckinridge Blvd.       1,435,017.302*      68.71%
                             Attn. Jay Barnhill              Duluth, GA 30199
                  Class L    D. Joyce Engel TTEE             161 S. Civic Drive, #8            29,775.070       9.57%
                             FBO Robert T Cowan Family TR,   Palm Springs, CA 92262
                             U/A/D 2/20/97
                  Class L    Frontier Trust Company          111 Monument Circle               26,952.317       8.67%
                             TTEE                            Ste. 3100
                             Citizens State Bank Salary      Indianapolis, IN
                             Savings                         46204-5100
                  Class L    Rita Diana                      108 Palmetto Lane Road            18,095.127       5.92%
                             SSB IRA Cust                    Milford, PA 18337
                  Class L    CSTC 389365825211               153 E. 53rd Street,               18,081.941       5.81%
                             TTEE Sylvan Learning Systems    23rd Floor
                             Non-Qualified Deferred          New York, NY 10043
                             Compensation Plan Robin Khan

-------------------------------
     * The fund believes that these entities are not the beneficial owners of shares held of record by them.

                              FINANCIAL STATEMENTS

The Allocation Series' Annual Reports for the fiscal year ended January 31, 2001 are incorporated herein by reference in their entirety. It was filed with the Securities and Exchange Commission on April 5, 2001 (Accession Number 950130-01-500511). A copy of the reports is furnished with this Statement of Additional Information.

                                OTHER INFORMATION

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

     Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer five "styles" of fund management that can be tailored to suit each investor's unique financial goals.

         Classic Series  - our portfolio manager driven funds

         Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

         Index Series - funds that track the market

         Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

         Premier Selections Series - our best ideas, concentrated funds

         We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

         Research Series - driven by exhaustive fundamental securities analysis

         Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

         Style Pure Series - our solution to funds that stray

         Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                     APPENDIX - RATINGS OF DEBT OBLIGATIONS

BOND (AND NOTE) RATINGS

Moody's Investors Services, Inc.

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

Ca - Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con ( )- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

+ Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR- Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Priine-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.